JANUARY 2006 EXHIBIT 99.1

Safe Harbor Statement Under the
Private Securities Litigation Reform Act of 1995
Except for the historical information and discussions contained herein, statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, as discussed in the company’s filings with the U.S. Securities and Exchange
Commission, including but not limited to the following: Gallagher’s commission revenues are highly dependent on premiums charged by insurers, which are subject to fluctuation; lower interest rates reduce
Gallagher’s income earned on invested funds; alternative insurance markets continue to grow which could unfavorably impact commission and favorably impact fee revenue, though not necessarily to the same extent;
Gallagher’s revenues vary significantly from period to period as a result of the timing of policy inception dates and the net effect of new and lost business production; the insurance brokerage industry is subject to a great deal of uncertainty due to investigations into its business practices by various governmental authorities and related private litigation; the general level of economic activity can have a substantial impact on Gallagher’s renewal business; Gallagher’s operating results, returns on investments and financial position may be adversely impacted by exposure to various market risks such as interest rate, equity pricing, foreign exchange rates and the competitive environment; Gallagher’s revenues and net earnings may continue to be subject to reduction due to the elimination of certain contingent commission arrangements on January 1, 2005 and related developments in the insurance industry; and Gallagher’s effective income tax rate may be subject to increase as a result of changes in income tax laws, unfavorable interpretations of such laws or changes in crude oil prices or developments resulting in the loss or unavailability of Syn/Coal Credits. Gallagher’s ability to grow has been enhanced through acquisitions, which may or may not be available on acceptable terms in the future and which, if consummated, may or may not be advantageous to Gallagher. Accordingly, actual results may differ materially from those set forth in the forward-looking statements. For a further discussion of certain of the matters described above see Item 1A, “Risk Factors” of Gallagher’s 2005 Annual Report on
Form 10K.

Certain Non-GAAP Financial Measures
This presentation includes certain information that may be considered “non-GAAP financial measures” within the meaning of SEC regulations because it is derived from Gallagher’s consolidated financial information but is not required to be presented in financial statements that are prepared in conformity with U.S. generally accepted accounting principles (GAAP). Consistent with SEC regulations, a description of such information is provided below and a reconciliation of certain of such items to GAAP is provided on our web-site at
www.ajg.com .
Pretax earnings from continuing operations for 2005 was adjusted in this presentation to add back charges related to litigation and contingent commission matters and claims handling obligations.
Charges in 2005 related to retail contingent commission matters and claims handling obligations totaled $73.6 million (or $44.2 million after tax) and $15.0 million (or $9.8 million after tax), respectively.  There were no such items in 2000 to 2004.  These amounts, which Gallagher believes are non- recurring, were added back to GAAP earnings from continuing operations in 2005 in order to calculate earnings from continuing operations before litigation and contingent commission related matters and claims handling obligations.  In addition, total revenues and pretax earnings from continuing operations exclude retail contingent commissions and are on an as originally reported basis for all periods presented in this presentation.
Gallagher believes the “non-GAAP financial measures” included in this presentation provide meaningful additional information, which may be helpful to investors in assessing certain aspects of
Gallagher’s operating performance and financial condition that may not be otherwise apparent from
GAAP. Industry peers provide similar supplemental information, although they may not use the same or comparable terminology and may not make identical adjustments. This non-GAAP information should be used in addition to, but not as a substitute for, the GAAP information.

Arthur J. Gallagher & Co.
World’s 4th Largest Insurance Brokerage
and Risk Management Services Firm –
3rd
Largest in U.S.
Brokerage –
We sell a full range of property/casualty and
employee benefit products and services, provide access
to wholesale, reinsurance, captive and excess/surplus
lines markets and provide generalized risk shifting
consulting to our domestic and international clients
Risk Management –
We provide our domestic and
international self-insured clients, as well as insurance
companies that outsource their claims department, with
outsourced P/C claims payment and claims management
services that assist them in managing risk exposures and
reducing claims payment costs

Strengths
•
Unique corporate culture
•
Excellent history of growth and strong cash flows
•
Strong financial position
– Solid balance sheet
– No corporate debt (but maintain a $450 M credit facility)
•
Solid client retention
•
Excellent producer development and retention
•
Proven acquisition competency
– 154 deals, 1986-2005
•
Lean, yet activist, corporate staff

Differentiators
•
Culture Driven Success
– Client-first focus
– Local company feel with global capabilities
– Team-based approach
– Committed to growth
– Emphasis on professional development
•
Niche strategy – industry-focused practice groups
•
International network of brokers and agents
•
Innovative – created alternative market
•
“Network” philosophy of service that benefits clients

7 Market Position Smaller Clients Large Clients Mid-Market Clients

8 Market Position Smaller Clients Large Clients Mid-Market Clients Brokerage

9 Market Position Smaller Clients Large Clients Mid Market Clients Risk Management Brokerage

Segments
Brokerage
67%
Risk Management
25%
Financial
Services
8%
See important disclosures regarding Non-GAAP measures on page 3
2005 Revenues
Risk Management
25%
Financial
Services
(3%)
Brokerage
78%
2005 Pretax Earnings

Brokerage Segment
Revenues as of 12/31/05 – See important disclosures regarding Non-GAAP measures on Page 3
Domestic Retail Brokerage
57%
Wholesale, Reinsurance,
& International Brokerage
25%
Employee Benefit
Brokerage
18%

Domestic Retail Brokerage
•
We broker P/C insurance and risk
shifting programs and provide risk
management services for commercial,
not-for-profit, institutional and
governmental enterprises
•
Organized geographically via profit
centers
•
Matrix of 25 different industry-specific
practice units

Domestic Retail Brokerage
Growth Drivers
•
Organic
– Experienced hires & teams
– Grow our own
•
“Tuck-in” acquisitions
– Geographic expansion
– Expertise expansion
•
Network-wide coordination
•
Deep industry and product knowledge

14 Domestic Retail Brokerage Profit Drivers • Maximize client retention • Align performance compensation • Control operating expenses • Leverage technology • Commitment to quality

15 Domestic Retail Brokerage

Employee Benefit Brokerage
•
We broker employee health, welfare and
retirement insurance programs and
assist in communication, administration
and compliance consulting services
•
Organized geographically via profit
centers
•
Matrix of 8 different industry-specific
practice units

Employee Benefit Brokerage
Growth Drivers
•
Organic
– Experienced hires & teams
– Grow our own
•
“Tuck-in” acquisitions
– Geographic expansion
– Expertise expansion
•
Network-wide coordination
•
Cross-selling
•
Deep industry knowledge

18 Employee Benefit Brokerage Profit Drivers • Maximize client retention • Align performance compensation • Control operating expenses • Leverage technology • Commitment to quality

19 Employee Benefit Brokerage

Wholesale Brokerage
•
We provide access for hard-to-place
coverages, including surplus lines, to
over 10,000 independent P/C brokers
and agents
•
Organized geographically via profit
centers
•
Over 80% of business is from non-
Gallagher sources

Wholesale Brokerage
Growth Drivers
•
Organic
– Experienced hires & teams
– Grow our own
•
“Tuck-in” acquisitions
– Geographic expansion
– Expertise expansion
•
Network-wide coordination
•
Deep industry knowledge

22 Wholesale Brokerage Profit Drivers • Maximize client retention • Align performance compensation • Control operating expenses • Leverage technology • Commitment to quality

Reinsurance Brokerage
•
“Gallagher Re” provides:
– Property/Casualty, Life, and A&H expertise
– Executed primarily through Treaty, Facultative
and Program reinsurance services
– Expert product knowledge with multinational
servicing capabilities
•
Re-branded in 2005
•
Hubs in UK, US, Bermuda, Singapore
and Australia

24 Reinsurance Brokerage Growth Drivers •Organic – Experienced hires & teams – Grow our own • ‘Strategic fit’ acquisitions • Global coordination • Advisory, analytical & technical resources

25 Reinsurance Brokerage Profit Drivers • Maximize client relationships • Align performance compensation • Control operating expenses • Leverage technology • Commitment to quality

International Brokerage
•
Our teams based in US, UK & Bermuda
provide US and International clients with
access to international and alternative
markets
•
Gallagher has an international network of
independent brokers in 120 countries
•
Gallagher believes in global partners
-“ best
available” broker in every country
around the world is a better value for clients

27 International Brokerage Growth Drivers • Hire respected teams in UK and Bermuda • Expand international network • Leverage captive skills

28 International Brokerage Profit Drivers • Maximize client retention • Align performance compensation • Control operating expenses • Leverage technology • Commitment to quality

ARCTIC
OCEAN
ARCTIC
OCEAN
PACIFIC
ATLANTIC
PACIFIC
OCEAN
INDIAN
OCEAN
OCEAN
OCEAN

29 Wholesale, Reinsurance & International Network

Risk Management Segment
•
“Gallagher Bassett” provides outsourced P/C
claims payment and management services for
self-insured clients as well as insurance
companies that outsource their claims
department
•
We DO NOT chase catastrophe overflow
claims
•
One of the world’s largest multi-line, claims
TPA – Business Insurance
•
Over 80% of business is from non-Gallagher
sources
•
Network (vs. dedicated unit) philosophy

31 Risk Management Segment Growth Drivers • Purely organic • Unbundled trend • International footprint • Deep client intimacy • Leverage technology

32 Risk Management Segment Profit Drivers • Maximize client retention • Control operating expenses • Leverage technology • Commitment to quality

33 Risk Management Segment

Financial Services Segment
• Segment in run-off mode
• Selling our 60% ownership in our home office
building
• Working on monetizing asset management
business
• Optimize coal investments through 2007 when
law expires
• Substantial reductions since 2002
Future cash flows will be used to buy brokers, pay
dividends & buy-back stock

$362
$155
$100
$150
$200
$250
$300
$350
$400
2002 2005
Financial Services Segment
$0
$10
$20
$30
$40
$50
$60
Low Income Housing $15M
Alternative Energy $43M
Asset Alliance $44M
Home Office Building $12M
Other $14M
$ In Millions
*As of 12/31/05
Tax Adv Asset
Mgmt
HO
Bldg
Other
Net Assets
and Financial Guarantees* Net Assets*

2005
Resolved Numerous Legacy Issues:
•
Settled significant open litigation
•
Resolved most contingent related matters
•
Sold two medical claims management operations
•
Continued divestiture of non-core investments
•
Reorganized reinsurance operations – Gallagher Re
•
Reorganized international operations
•
Froze defined benefit pension plan
•
Reserved for future claims handling expenses

2005
Growth
• Brokerage revenues up 10%, 2%
organic
• Risk Management revenues up 9%, all
organic
• 10 brokerage acquisitions, 2006 looks
promising
See important disclosures regarding Non-GAAP measures on Page 3

2005
Profits
•
Risk Management pretax margin at 18%,
best in industry
•
Brokerage margins strained, but poised
for recovery
•
New hires, profitable but margin dilutive
as expected
•
New sourcing initiatives beginning to
show results

2005
Strong balance sheet and cash flows
•
No debt, but maintain $450 M unsecured
credit facility
•
Continue to reduce non-core
investments
•
12% increase in dividend in Jan 05
(another 7% in Jan 06)

Where We’re Going
•
Continue to build the world’s best brokerage
and risk management organization
•
Revenue and pretax growth of 15% per year
•
Target enterprise-wide margin of 20+%
•
Maintain solid, low-risk balance sheet
•
Maximize shareholder returns through
dividends and stock buy-backs

How We Will Get There – Brokerage
•
Hire experienced producers and teams
•
Expand grow-our-own producer program
•
Acquire talented independent brokers
•
Streamline supporting staff
•
Commitment to quality
•
Expense discipline

42 How We Will Get There – RM • Expand domestic network • Leverage international locations • Drive down operating costs • Continue to enhance quality

Summary:  Why Invest?
21 Year Growth Story:
21 Year Growth Story:
Stock Price $1.72 $30.88
Market Cap $57 M $3.0 B
Tangible Net Worth $23 M $351 M
Annual Dividend/Share $.03 $1.20*
*Indicated annual dividend
1984 IPO
(Restated for stock splits)
12/31/05

Summary:  Why Invest?
Brokerage & Risk Management Revenues
From Continuing Operations*
* See important disclosures regarding Non-GAAP measures on page 3
(In millions)
$400
$600
$800
$1,000
$1,200
$1,400
$791
$961
$1,103
$1,232
$1,343
2000 2001 2002 2003 2004 2005
$643

$99
$132
$156
$184
$211
$203
$50
$100
$150
$200
$250
2000 2001 2002 2003 2004
Summary:  Why Invest?
Brokerage & Risk Management Pretax Earnings
From Continuing Operations*
(In millions)
*See important disclosures regarding Non-GAAP measures on Page 3
2005

Balance sheet with $3.67 in tangible net
worth per share and no operating debt.
Reinvested in
Operations
($631 M)
Dividends Paid
($525 M)
Shares
Repurchased
($444 M)
As of 12/31/05
Summary:  Why Invest?
Since 1990, $1.6 Billion Cash Flow from Ops

47 Summary: Why Invest? Dividends Per Share *Indicated (restated for stock splits) $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.20* 1986 2006

Arthur J. Gallagher & Co.
Culture Driven Success
1.     We are a Sales and Marketing Company dedicated to providing excellence in Risk Management Services to our clients.
2.     We support one another.  We believe in one another.  We acknowledge and respect the ability of one another.
3.     We push for professional excellence.
4.     We can all improve and learn from one another.
5. There are no second class citizens - everyone is important and everybody’s job is important.
6.     We’re an open society.
7.     Empathy for the other person is not a weakness.
8.     Suspicion breeds more suspicion. To trust and be trusted is vital.
9.     Leaders need followers.  How leaders treat followers has a direct impact on the effectiveness of the leader.
10.   Interpersonal business relationships should be built.
11.   We all need one another.  We are all cogs in a wheel.
12.   No department or person is an island.
13.   Professional courtesy is expected.
14.   Never ask someone to do something you wouldn’t do yourself.
15.   I consider myself support for our Sales & Marketing.  We can’t make things happen without each other.   We are a team.
16. Loyalty and respect are earned - not dictated.
17.   Fear is a turn-off.
18.   People skills are very important at Gallagher.
20. We run to problems - not away from them.
21.   We adhere to the highest standards or moral and ethical behavior.
22. People work harder and are more effective when they’re turned on - not turned off.
23. We are a warm, close Company. This is a strength - not a weakness.
24. We must continue building a professional Company - together - as a team.
25. Shared values can be altered with circumstances - but carefully and with tact and consideration for one another’s needs.
When accepted Shared Values are changed or challenged, the emotional impact and negative feelings can damage the Company
Shared values at Gallagher are the rock foundation of the Company and our Culture.  What is a Shared Value?
These are the concepts that the vast majority of movers and shakers in the Company passionately adhere to.
What are some of Gallagher’s Shared Values?
The Gallagher Way, Robert E. Gallagher – 1984